                                                                   Exhibit 25(a)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

               New York                                    13-5160382
     (Jurisdiction of incorporation                     (I.R.S. Employer
      if not a U.S. national bank)                     Identification No.)

   One Wall Street, New York, New York                       10286
(Address of principal executive offices)                   (Zip code)

                                -----------------

                         Carolina Power & Light Company
                      d/b/a Progress Energy Carolinas, Inc.
               (Exact name of obligor as specified in its charter)

            North Carolina                                 56-0165465
     (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                   Identification No.)

      410 S. Wilmington Street
        Raleigh, North Carolina                             27601
(Address of principal executive offices)                 (Zip code)

                                -----------------

                              First Mortgage Bonds*
                       (Title of the indenture securities)




--------------
*Specific title(s) to be determined in connection with issuance(s) of First Mortgage Bonds.

Item 1.  General Information.

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the State of             2 Rector Street, New York, N.Y. 10006
New York                                            and Albany, N.Y. 12203
Federal Reserve Bank of New York                    33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation               550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association                 New York, N.Y. 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

Item 2.  Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None. (See Note on page 2.)

Item 16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed as Exhibit 25(a) to Registration Statement No. 333-102200.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

     Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of March 2003.

                                                    THE BANK OF NEW YORK

                                                    By:      /s/ Ming J. Ryan
                                                            --------------------
                                                    Name:    Ming J. Ryan
                                                    Title:   Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                Dollar Amounts
ASSETS                                                                           In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ........                   $ 4,706,760
   Interest-bearing balances .................................                     4,418,381
Securities:

   Held-to-maturity securities ...............................                       954,049
   Available-for-sale securities .............................                    16,118,007
Federal funds sold in domestic offices .......................                       460,981
Securities purchased under agreements to resell ..............                       837,242
Loans and lease financing receivables:
   Loans and leases held for sale ............................                       765,097
   Loans and leases, net of unearned
     income ..................................................                    31,906,960
   LESS: Allowance for loan and
     lease losses ............................................                       798,223
   Loans and leases, net of unearned
     income and allowance ....................................                    31,108,737
Trading Assets ...............................................                     6,969,387
Premises and fixed assets (including capitalized
   leases) ...................................................                       823,932
Other real estate owned ......................................                           660
Investments in unconsolidated subsidiaries and
   associated companies ......................................                       238,412
Customers' liability to this bank on acceptances
   outstanding ...............................................                       307,039
Intangible assets
   Goodwill ..................................................                     2,003,150
   Other intangible assets ...................................                        74,880
Other assets .................................................                     5,161,558
                                                                                   ---------
Total assets .................................................                   $74,948,272
                                                                                 ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)





LIABILITIES

Deposits:

   In domestic offices .......................................                   $33,108,526
   Noninterest-bearing .......................................                    13,141,240
   Interest-bearing ..........................................                    19,967,286
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..................................                    22,650,772
   Noninterest-bearing .......................................                       203,426
   Interest-bearing ..........................................                    22,447,346
Federal funds purchased in domestic
  offices ....................................................                       513,773
Securities sold under agreements to repurchase ...............                       334,896
Trading liabilities ..........................................                     2,673,823
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .................................                       644,395
Bank's liability on acceptances executed and
   outstanding ...............................................                       308,261
Subordinated notes and debentures ............................                     2,090,000
Other liabilities ............................................                     5,584,456
                                                                                   ---------
Total liabilities ............................................                   $67,908,902
                                                                                 ===========
Minority interest in consolidated subsidiaries ...............                       519,470

EQUITY CAPITAL

Perpetual preferred stock and related
   surplus ...................................................                             0
Common stock .................................................                     1,135,284
Surplus ......................................................                     1,056,295
Retained earnings ............................................                     4,208,213
Accumulated other comprehensive income .......................                       120,108
Other equity capital components ..............................                             0
Total equity capital .........................................                     6,519,900
                                                                                   ---------
Total liabilities minority interest and equity capital .......                   $74,948,272
                                                                                 ===========

                                                                       EXHIBIT 7

                                                                   (Page 3 of 3)



I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                           Thomas J. Mastro,
                                           Senior Vice President and Comptroller


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi      )
Gerald L. Hassell    )        Directors
Alan R. Griffith     )